SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


Date of Report: January 10, 1996
(Date of earliest event reported)



          Residential Funding Mortgage Securities I, Inc.
   (Exact name of registrant as specified in its charter)


Delaware          33-54227      75-2006294
(State or
Other Juris-    (Commission    (I.R.S. Employer
diction of       File Number)  Identification No.)
Incorporation)


8400 Normandale Lake Blvd., Suite 600, Minneapolis,
                                    Minnesota  55437
(Address of Principal Executive Office)     (Zip Code)


Registrant's telephone number, including area code:
(612) 832-7000





Item 5.              Other Events.


           On February 29, 1996, the Registrant expects to cause the issuance and sale of Mortgage Pass-Through
Certificates, Series 1996-S4 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of February 1, 1996, among the Registrant, Residential
Funding Corporation, as Master Servicer, and Trustee to be named.

           In connection with the expected sale of the Series 1996-S4 Certificates, the Registrant has been advised by Paine Webber (the "Underwriter"), that the Underwriter has furnished to prospective investors certain collateral information with respect to the mortgage loans ("Mortgage Loans") underlying the proposed offering of the Certificates (the "Collateral Term Sheets"), which
Collateral Term Sheets are being filed manually as exhibits to this report.

           The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term
Sheets is preliminary and will be superseded by the Description of the Mortgage Pool contained in the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

           The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the Prospectus Supplement.

           In addition, the actual characteristics and performance of the Mortgage Loans underlying the Certificates may differ from the information provided in the Collateral Term Sheets, which were provided to certain investors only to give a sense of the underlying collateral which will effect the maturity, interest rate sensitivity and cash flow characteristics of the Certificates. Any difference between the collateral information in the Collateral Term Sheets and the actual characteristics of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates.




Item 7.     Financial Statements, Pro Forma Financial
            Information and Exhibits


           (a)       Financial Statements.

                     Not applicable.

           (b)       Pro Forma Financial Information.

                     Not applicable.

           (c)       Exhibits





             Item 601(a) of
             Regulation S-K
Exhibit No.  Exhibit No.        Description
1            99                 Collateral Term Sheets





           Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                               RESIDENTIAL FUNDING MORTGAGE
                               SECURITIES I, INC.

                               By: /s/ Diane S. Wold
                               Name:  Diane S. Wold
                               Title: Vice President




Dated: January 10, 1996
                        EXHIBIT INDEX


         Item 601 (a) of   Sequentially
Exhibit  Regulation S-K    Numbered
Number   Exhibit No.       Description    Format

1        99                Collateral      P
                           Term Sheets


                       EXHIBIT 1

               (Intentionally Omitted)